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                                  UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): NOVEMBER 19, 2001

                           KELLSTROM INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                     0-23764                 13-3753725
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)

                               3701 FLAMINGO ROAD
                             MIRAMAR, FLORIDA 33027
                    (Address of Principal Executive Offices)

                                 (954) 538-2000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed since Last Report)



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ITEM 5. OTHER EVENTS.

            The Company is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission as Exhibit 99.1 hereto the Company's press release, dated November 21, 2001, announcing the Company's receipt of a delisting notice from The Nasdaq Stock Market.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

         Exhibit No.         Description
         -----------         -----------

         99.1                Press Release of Kellstrom dated November 21, 2001


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                   KELLSTROM INDUSTRIES, INC.

                                                   /s/ Zivi R. Nedivi
                                                   -----------------------------
                                                   Name:  Zivi R. Nedivi
                                                   Title:    President

Date: November 21, 2001


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